MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated June 3, 2019
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity
Certificate
(Dated May 1, 2019)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate ("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

Effective on or about June 3, 2019 (the "Effective Date"), "The Dreyfus Corporation," the investment adviser to each of the Dreyfus Variable Investment Funds and The Dreyfus Sustainable U.S. Equity Portfolio, Inc., will change its name to "BNY Mellon Investment Adviser, Inc." As of the Effective Date, all references in the prospectus to "The Dreyfus Corporation" will be replaced with "BNY Mellon Investment Adviser, Inc."

In addition, on the Effective Date, the name of the "Dreyfus Variable Investment Fund" will change to "BNY Mellon Variable Investment Fund" (Portfolio names will not change) and the name of "The Dreyfus Sustainable
U.S. Equity Portfolio, Inc." will change to "BNY Mellon Sustainable U.S. Equity Portfolio, Inc." As of the Effective Date, all references in the prospectus to the "Dreyfus Variable Investment Fund" will be replaced with the "BNY Mellon Variable Investment Fund" and all references in the prospectus to the "The Dreyfus Sustainable U.S. Equity Portfolio, Inc." will be replaced with the "BNY Mellon Sustainable U.S. Equity Portfolio, Inc."

There will be no changes to the investment objectives, strategies, portfolio managers or sub-investment advisers to any Portfolio as a result of this initiative.

Your rights and obligations under the Certificate and your Accumulated Value will not change as a result of the name changes.

If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.